UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 10, 2007

Commission File Number 0-14112

JACK HENRY & ASSOCIATES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	43-1128385 (I.R.S. Employer Identification Number)

663 Highway 60, P.O. Box 807, Monett, MO 65708
(417) 235-6652
(Address of principal executive offices and telephone number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
ڤ	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

ڤ	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

ڤ	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

ڤ	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

ITEM 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 10, 2007, Jack Henry & Associates, Inc. (the "Company") entered into Termination Benefits Agreements with certain of the Company's executive officers and other officers. The Termination Benefits Agreements supersede any existing termination benefits agreements with the Company's officers. Recognizing that any future threatened or actual change in control such as an acquisition or merger could cause disruption and harm to the Company in the event of resulting loss of key employees, the Termination Benefits Agreements are intended to provide an incentive to retain the specified employees through the resolution of a threat or through the change in control.

The common form of these agreements for executive officers and certain other officers is attached hereto as Exhibit 10.31 and incorporated by reference into this Item 5.02. The Company has entered into Termination Benefits Agreements in the form of Exhibit 10.31 with Chief Executive Officer Jack Prim, President Tony Wormington, Chief Financial Officer Kevin Williams and Chief Technology Officer Mark Forbis. Under the agreement, an executive will receive cash payments of two times his base salary plus target bonus if terminated within the 90 days prior to or the two years following a change in control (the "Applicable Period"). In addition, certain health and other benefits would continue following termination for up to eighteen months. The termination benefits will not be paid if the executive's employment is terminated by the individual's death, disability, retirement, or if the termination is for "cause." The termination benefits will be paid if the individual terminates his employment for "good reason" such as material diminution in salary, duties or responsibility or a forced move.

On September 10, 2007, the Compensation Committee of the Board of Directors of the Company granted restricted stock to certain employees, including the Company's executive officers, pursuant to the Jack Henry & Associates, Inc. Restricted Stock Plan. The form of Restricted Stock Agreement for Messrs. John Prim, Kevin Williams, and Tony Wormington is attached hereto as Exhibit 10.32 and incorporated by reference into this Item 5.02. The form of Restricted Stock Agreement for the Company's other officers and certain managers, including Mr. Forbis, is attached hereto as Exhibit 10.33 and incorporated by reference into this Item 5.02.

ITEM 9.01.    Financial Statements and Exhibits

(d)    Exhibits.

Exhibit 10.31	Form of Termination Benefits Agreement
Exhibit 10.32	Form of Restricted Stock Agreement (executives)
Exhibit 10.33	Form of Restricted Stock Agreement (Vice Presidents and certain other managers)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACK HENRY & ASSOCIATES, INC.
(Registrant)

Date: September 10, 2007	By: /s/ Kevin D. Williams
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Kevin D. Williams
Chief Financial Officer